THE MANAGERS FUNDS
              MONEY MARKET FUND

      Supplement dated December 1, 1998
       to Prospectus dated May 1, 1998

The Prospectus is hereby supplemented as follows:

Annual Operating Expenses* (after fee waiver):

     Effective December 1, 1998, the expenses set forth below reflect a fee waiver by the Fund Administrator of 0.15% of its fee of 0.25%. See "Expenses" in the SAI.

Management Fees........................................  0.12%
Rule 12b-1 Fees........................................  0.00%
Other Expenses.........................................  0.43%
                                                         -----
Total Fund Operating Expenses..........................  0.55%
--------------
*Other   Expenses  and  Total  Fund  Operating Expenses  are
expressed as a percentage of average net assets of the Fund for its fiscal year ended November 30, 1998, and have been restated to reflect the partial fee waiver, the absence of any expense reimbursement and a new transfer agency agreement in effect on the date of this prospectus. These numbers do not reflect current assets or expenses of either the Fund or the
Fund family and are therefore not   necessarily   indicative
of what a shareholder may pay. In the absence of the fee waiver, Other Expenses and Total Fund Operating Expenses would have been 0.58% and 0.70%, respectively.



December 1, 1998